UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2014

DELMAR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54801	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of principal executive offices) (zip code)

(604) 629-5989

 (Registrant's telephone number, including area code)

 Copies to:

Gregory Sichenzia, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective October 31, 2014, DelMar Pharmaceuticals, Inc. (the “Company”) entered into election to exercise warrants agreements (the “Investor Warrant Amendments”) with certain holders of warrants to purchase shares of common stock issued to investors (the “Investor Warrants”), pursuant to which the Company reduced the exercise price from $0.80 to $0.65 per share for 1,136,347 Investor Warrants, and in accordance with the agreements, the holders of such Investor Warrants exercised the Investor Warrants for cash at the foregoing reduced exercise price, such that the Company received aggregate gross proceeds from such exercises of $738,626. Previously, in September 2014, pursuant to election to exercise warrant agreements, the Company reduced the exercise price from $0.80 to $0.65 of 87,500 Investor Warrants, and the holders of such Investor Warrants exercised such Investor Warrants for cash in accordance with such agreements, such that the Company received aggregate gross proceeds of $56,875 from such exercises.

Effective October 31, 2014, the Company entered into amendments (the “Dividend Warrant Amendments”) with holders of warrants to purchase common stock issued as a dividend to stockholders on January 24, 2013 (the “Dividend Warrants”). Pursuant to the Dividend Warrant Amendments, 3,250,007 Dividend Warrants were amended to remove the provision requiring the Company to net cash settle the Dividend Warrants in the event the Company fails to timely deliver shares of common stock upon exercise, and to remove the Company’s right to redeem the Dividend Warrants.

The foregoing descriptions of the Investor Warrant Amendments and the Dividend Warrant Amendments are qualified in their entirety by reference to the full text of the forms of the Investor Warrant Amendments and the Dividend Warrant Amendments, copies of which are attached as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

In connection with the foregoing, the Company relied upon the exemption from securities registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Investor Warrant Amendment

10.2	Form of Dividend Warrant Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Dated: November 6, 2014	By:	/s/ Jeffrey Bacha
Name: Jeffrey Bacha
Title: Chief Executive Officer